THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANTS AND THE SHARES UNDERLYING SUCH WARRANTS SHALL BE EFFECTIVE UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR (2) AMERICAN CRAFT BREWING INTERNATIONAL LIMITED SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER.


                                                         WARRANT NO. W-1

                              REDEEMABLE WARRANT

                      TO PURCHASE SHARES OF COMMON STOCK,

                          PAR VALUE $0.01 PER SHARE,

                                      OF

                 AMERICAN CRAFT BREWING INTERNATIONAL LIMITED



          THIS IS TO CERTIFY THAT Internacional de Mexico S.A. de C.V., or such holder's registered assigns (the "Investor"), is the owner of 100,000 Warrants (as defined below), each of which entitles the registered holder thereof to purchase from American Craft Brewing International Limited, a Bermuda company (the "Company"), one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), at any time or from time to time after the earlier of (a) November 23, 1997, and
(b) the repayment of a certain promissory note, dated the Issue Date (the "Note"), made by Cerveceria Rio Bravo S.A. de C.V., in favor of the Investor, on or before 5:00 p.m., New York City time, on September 24, 2002, at an exercise price of fifty cents (US$0.50) per share (the "Exercise Price"), all on the terms and subject to the conditions hereinafter set forth.

          The number of shares of Common Stock issuable upon exercise of each such Warrant (the "Number Issuable"), which is initially one (1) share, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate. The Warrants evidenced by this certificate constitute Class B Warrants being issued by the Company on the Issue Date (the "Warrants").

          Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 11 hereof.

          Section 1. Exercise of Warrant. Subject to the last paragraph of this Section 1, the Warrants evidenced hereby may be exercised, in whole or in part, by the registered holder hereof at any time or from time to time after the earlier of (a) November 23, 1997, and (b) the repayment of the Note, on or before 5:00 p.m., New York City time, on September 24, 2002, upon delivery to the Company at the principal executive office of the Company in the United States of America, of (a) this Warrant Certificate, (b) a written notice stating that such holder elects to exercise the Warrants evidenced hereby in accordance with the provisions of this Section 1 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and (c) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants, which shall be payable by a certified or official bank check payable to the order of the Company, (collectively, the "Warrant Exercise Documentation").

          As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (a) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock specified in the Warrant Exercise Documentation, (b) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (c) if less than the full number of Warrants evidenced hereby are being exercised, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the Number Issuable of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

          The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrants evidenced hereby.

          In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

               Section 2. Adjustments. The Number Issuable shall be subject to adjustment from time to time as follows:

               In case the Company shall at any time or from time to time after the Issue Date:

               (a) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

               (b) subdivide the outstanding shares of Common Stock into a larger number of shares;

               (c) combine the outstanding shares of Common Stock into a smaller number of shares; or

               (d) issue any shares of its capital stock in a reclassification of the Common Stock;

     then, and in each such case, the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this
     Section 2 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the date upon which such corporate action becomes effective.

          Section 3. Redemption. Commencing on the date that is six months from the Issue Date, the Company may, on five days prior written notice, redeem any or all of the Warrants at one cent (US$0.01) per Warrant.

          Section 4. Certain Covenants. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common stock to permit such reservation or to permit the exercise of all outstanding Warrants.

          Section 5. Registered Holder. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes.

          Section 6. Transfer of Warrants. Any transfer of the rights represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered holder hereof, at the principal executive office of the Company in the United States of America; provided that (a) a registration statement with respect to the Warrants proposed for transfer, and with respect to the shares of Common Stock underlying such Warrants, shall be effective under the Securities Act or (b) the Company shall have received an opinion of counsel reasonably satisfactory to it that no violation of such act or similar state acts will be involved in such transfer. Thereupon, the Company shall issue in the name or names specified by the registered holder hereof and, in the event of a partial transfer, in the name of the registered holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder.

          Section 7. Denominations. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered holder hereof a new Warrant Certificate or Certificates in denominations specified by such holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          Section 8. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant

Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

          Section 9. Governing Law. THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISIONS).

          Section 10. Rights Inure to Registered Holder. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered holder thereof and the Company and their respective successors and permitted assigns. This Warrant Certificate shall be for the sole benefit of the registered holder thereof. Nothing in this Warrant Certificate shall be construed to give the registered holder hereof any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

          Section 11. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Common Stock" shall have the meaning assigned to such term in the Preamble hereof.

          "Company" shall have the meaning assigned to such term in the Preamble hereof.

          "Current Market Price" per share shall mean, on any date specified herein for the determination thereof, (a) if the Common Stock is then listed on a national securities exchange, designated for quotation on the National Market System or the Small Cap Market of the Nasdaq Stock Market or quoted in the over-the-counter-market by a member firm of the NYSE, the average daily Market Price of the Common Stock for those days during the period of 15 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then so listed, designated or quoted, the Market Price on such date.

          "Exercise Price" shall have the meaning given it in the preamble hereof.

          "Fair Market Value" shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction.

          "Investor" shall have the meaning assigned to such term in the Preamble hereof.

          "Issue Date" shall mean September 24, 1997.

          "Market Price" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is listed on any national securities exchange designated for quotation on the National Market System or the Small Cap Market of the Nasdaq Stock Market, the last trading price of the Common Stock on such date as reported in the Wall Street Journal; or (b) if the Common Stock is not so listed or designated, the average of the reported closing bid and ask prices of the Common Stock in the over-the-counter-market, on such date as reported by any member firm of the NYSE selected by the Company; or (c) if none of (a) or (b) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company.

          "Number Issuable" shall have the meaning given it in the Preamble hereof.

          "NYSE" shall mean the New York Stock Exchange, Inc.

          "Person" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Securities Act" shall mean the Securities Act of 1933.

          "Warrants" shall have the meaning assigned to such term in the Preamble hereof.

          "Warrant Exercise Documentation" shall have the meaning given it in
Section 1 hereof.

          Section 12. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, (a) if to the holder of a Warrant, at such holder's last known address or telecopy number appearing on the books of the Company; and (b) if to the Company, at its principal executive office, or the telecopy number of such office, in the United States, or such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth Business Day following the date on which such communication is posted, whichever occurs first.

          Section 13. Share Legend. Each certificate representing shares of Common Stock or any other securities issued upon exercise of this Warrant shall bear the following legend unless such shares or other securities have been registered under the Securities Act and any applicable state securities laws:

          "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (A) REGISTRATION STATEMENT SHALL BE EFFECTIVE UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR (B) AMERICAN CRAFT BREWING INTERNATIONAL LIMITED SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER."

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.

                              AMERICAN CRAFT BREWING
                              INTERNATIONAL LIMITED



                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                           [Form of Assignment Form]

                 [To be executed upon assignment of Warrants]

      The undersigned hereby assigns and transfers this Warrant Certificate to ____________________ whose Social Security Number or Tax ID Number is
_________________ and whose record address is
_____________________________________, and irrevocably appoints ________________
as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

                              Signature:


                              ____________________________________


                              Signature Guarantee:


                              ____________________________________



Date: ___________________________